Spouting Rock/Convex Dynamic Global Macro Fund

Supplement to the Prospectus dated November 1, 2014

Supplement dated August 18, 2015

Effective immediately, shareholders holding Fund shares through individual retirement accounts (IRAs) will be required to pay any custodial fees associated with these accounts.

The subsection Tax-Sheltered Retirement Plans in the Account Information section of the Fund’s prospectus is replaced with the following:

Tax-Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement accounts (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (844) 834-6478 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Please call the Fund’s transfer agent for information about IRA custodial fees.

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This supplement and the Prospectus dated November 1, 2014 provide information that a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated November 1, 2014 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (844) 834-6478.